Note 19 - Exploration and Evaluation Assets	12 Months Ended
Dec. 31, 2021
Statement Line Items [Line Items]
Disclosure of exploration and evaluation assets [text block]
19	Exploration and evaluation assets

	Glen Hume	Connemara North	Maligreen	GG	Eagle Vulture, Mascot & Penzance	Sabiwa	Abercorn	Valentine	Total

Balance at January 1, 2020	–	–	–	3,441	3,416	282	–	–	7,139
Acquisition costs:
- Option payments	2,500	300	–	–	–	–	–	–	2,800
Exploration costs:
- Consumables and drilling	161	–	–	28	–	–	–	–	189
- Labour	–	–	–	35	11	–	–	–	46
- Power	–	–	–	19	3	2	–	–	24
Reallocate to assets held for sale *	–	–	–	–	(500)	–	–	–	(500)
Impairment *	–	–	–	–	(2,930)	–	–	–	(2,930)
Balance at December 31, 2020	2,661	300	–	3,523	–	284	–	–	6,768

Balance at January 1, 2021	2,661	300	–	3,523	–	284	–	–	6,768
- Mining claims acquired	–	–	4,000	–	–	–	–	–	4,000
Decommissioning asset acquired	–	–	135	–	–	–	–	–	135
Exploration costs:
- Consumables and drilling	1,074	71	14	16	–	–	12	31	1,218
- Contractor	42	51	–	–	–	–	–	24	117
- Labour	60	41	47	46	–	–	4	10	208
- Power	–	–	–	33	–	6	–	–	39
Impairment ~	(3,837)	–	–	–	–	–	–	–	(3,837)
Balance at December 31, 2021	–	463	4,196	3,618	–	290	16	65	8,648
*

Management determined the fair value of Eagle Vulture, Mascot and Penzance as the future sale price as agreed by independent parties in the sale contract that amounted to $500. The carrying amount of Eagle Vulture, Mascot and Penzance before the impairment was $3,430 and the write down resulted in an impairment expense of $2,930. The $500 carrying value was reallocated to Assets held for sale in December, 2020. The sale was completed on July 27, 2021.

~

Caledonia has completed sufficient work to establish that the potential orebody at the Glen Hume property will not meet Caledonia’s requirements in terms of size, grade and width.  Accordingly, Caledonia will not exercise the option to acquire this property.

The Group voluntarily changed its disclosure policy for exploration and evaluation assets to be disclosed separately as Exploration and evaluation assets rather than as part of Property, plant and equipment (refer to note 4(h)).

(a)	Maligreen

On November 3, 2021 the mining claims had been transferred to Caledonia over the Maligreen project ("Maligreen"), a property situated in the Gweru mining district in the Zimbabwe Midlands, for a total cash consideration of US$4 million. The property is estimated to contain a NI 43-101 compliant inferred mineral resource of approximately 940,000 ounces of gold.

Maligreen is a substantial brownfield exploration opportunity with significant historical exploration and evaluation work having been conducted on the property over the last 30 years including:

●	An estimated 60,000 meters of diamond core and percussion drilling
●	3.5 tonnes of bulk metallurgical test work
●	Aeromagnetic and ground geophysical surveys

As at August 31, 2021, Maligreen is estimated to host a NI 43-101 compliant inferred mineral resource of approximately 940,000 ounces of gold in 15.6 million tonnes at a grade of 1.88g/t. Of the inferred mineral resource 76% (approximately 712,000 ounces) is shallower than 220m indicating the potential for an open pit mining operation. The inferred mineral resource has been estimated using a cut-off grade of 0.4g/t for a potential open pit and 1.5g/t for a potential underground mine (further information on the assumptions used is set out in the news release dated September 23, 2021 and in the technical report dated November 5, 2021 filed on SEDAR (www.sedar.com)). Initial assessments of the inferred mineral resource indicate a favourable grade tonnage curve; by applying a higher cut-off grade of 1.0g/t, the total estimated inferred mineral resource reduces by 12% to approximately 827,000 ounces at a grade of 2.79g/t, a 48% higher grade. These favourable grade tonnage dynamics offer a high level of flexibility in the evaluation of a future mining operation.

The total land area of Maligreen is approximately 550 hectares comprising two historic open pit mining operations which produced approximately 20,000 oz of gold mined from oxides between 2000 and 2002 after which the operation was closed. Caledonia expects to drill an initial 4,800 meters at an estimated cost of US$1.6 million over a period of 18 to 24 months to improve its understanding of the existing resource assess the potential for a mining operation. Further exploration opportunities exist within the claims area and a subsequent exploration programme is under consideration to explore for continuations of the existing inferred mineral resource at depth to the north-west and the strike extension in the northern part of the property.

(b)	Connemara North

On December 16, 2020 the Company concluded an option agreement (“Connemara North option”) with the representatives of Connemara North to purchase the claims over the Connemara North mining properties situated in Gweru, Zimbabwe. The exercise of the option will be exercisable at the discretion of the Company until May 17, 2022.

An amount of $300 is payable for the Connemara North option and remained outstanding at the date of approval of the consolidated financial statements. The outstanding amount was accounted for as Trade and other payables (Refer note 31).

The Connemara North option gives the Company the right to carry out legal due diligence and conduct drilling and/or other exploratory work over a period of 18 months from the conclusion date to understand the resource body.

If the Company elects to exercise the option, $600 becomes payable to the Connemara representatives within 7 days of the submission of the transfer documents to the Ministry of Mines and a further $4.4 million within 7 days from confirmation of transfer of ownership by the Ministry of Mines. The first payment of $600 will remain refundable subject to the Ministry of Mines approval. After the purchase, the Connemara representatives will retain a 1% NSR payable quarterly in arrears on the net sale proceeds from the Connemara gold deposits.

(d)	Glen Hume

On November 19, 2020 the Company concluded an option agreement (“Glen Hume option”) with the representatives of Glen Hume, whereby they granted the Company an option for the right to carry out legal due diligence and conduct drilling and/or other exploratory work over a period of 15 months from the conclusion date to understand the resource body of the Glen Hume property, situated in Gweru, Zimbabwe.

After concluding drilling and exploration to the value of $3.8 million the Company decided not to exercise the option over the Glen Hume property as the results of the exploration work indicated that the property does not meet Caledonia’s strategic objectives. This gave rise to an impairment of $3.8 million. No further costs or impairments in respect of Glen Hume are anticipated.